UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

To

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2017 (December 22, 2016)

Global Net Lease, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-37390	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 (the “Amendment”) amends the Current Report on Form 8-K that Global Net Lease, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on December 22, 2016, concerning the completion of the previously disclosed merger (the “Merger”) of American Realty Capital Global Trust II, Inc., (“Global II”) into Mayflower Acquisition LLC (“Merger Sub”), a Maryland limited liability company and wholly owned subsidiary of the Company that became effective on December 22, 2016 pursuant to the Agreement and Plan of Merger among the Company, Global Net Lease Operating Partnership, L.P., Merger Sub, Global II and American Realty Capital Global II Operating Partnership, L.P.

The purpose of this Amendment is to provide certain Global II audited historical financial information as of December 31, 2014 and 2015 and unaudited financial information for the nine months ended September 30, 2016, and to include pro forma information for the Merger.

Item 9.01.    Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The audited consolidated financial statements of Global II for the years ended December 31, 2015 and December 31, 2014 which were previously filed with the SEC as an annex to the proxy statement/prospectus (the “Proxy Statement/Prospectus”) included in Amendment No. 2 to the Company’s registration statement on Form S-4 of the Company filed with the SEC on November 8, 2016 (file number 333-213691), and are included as part of Exhibit 99.1 and incorporated herein by reference.

The unaudited financial statements of Global II for the nine months ended September 30, 2016 which were previously filed with the SEC as Part I Item 1 of the Form 10-Q for the quarter ended September 30, 2016 (file number 000-55624) of Global II and are included as part of Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma consolidated financial statements of the Company for the year ended December 31, 2016, giving effect to the Merger, are filed herewith as Exhibit 99.3 and incorporated into this Item 9.01(b) by reference.

(d) Exhibits

Exhibit No.	Description
23.1*	Consent of PricewaterhouseCoopers LLP
99.1**	Audited consolidated financial statements of Global II for the years ended December 31, 2015 and 2014 included as an annex to the Proxy Statement/ Prospectus
99.2**	Unaudited consolidated financial statements of Global II for the nine months ended September 30, 2016 included with Global II’s Quarterly Report on Form 10-Q for the period ended September 30, 2016
99.3*	Unaudited pro forma consolidated financial statements of the Company for the year ended December 31, 2016

* Filed herewith

** Incorporated by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2017	By:	/s/ Scott J. Bowman
		Name:	Scott J. Bowman
		Title:	Chief Executive Officer and President